Exhibit 10.3
CONVERTIBLE PROMISSORY NOTE
EVOFEM BIOSCIENCES, INC.

$[ ]	New York, New York
No. [ ]	[ ]
FOR VALUE RECEIVED, the undersigned, Evofem Biosciences, Inc., a Delaware corporation (the “Company”), hereby unconditionally promises to pay to [ ] or its registered assigns (the “Purchaser”) at the address specified in the Purchase Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal sum of DOLLARS AND ZERO CENTS ($ .00), together with interest as set forth in the Purchase Agreement until the date on which the principal amount is paid in full, converted in whole or cancelled in accordance with the terms of the Purchase Agreement. Amounts evidenced hereby shall be paid in the amounts and on the dates specified in Section 3 of the Purchase Agreement.
This Note: (a) is one of a series of similar Notes issued pursuant to that certain Securities Purchase and Security Agreement (the “Purchase Agreement”), dated as of April 23, 2020, by and among the Company, the Guarantors from time to time party thereto, the purchasers from time to time party thereto and Baker Bros. Advisors LP, as a agent and as collateral agent for the purchasers and (b) is subject in all respects to the terms and conditions set forth in the Purchase Agreement. This Note is convertible as provided in Section 5 of the Purchase Agreement. This Note is secured and guaranteed as provided in the Purchase Agreement and the Note Documents. Reference is hereby made to the Purchase Agreement and the Note Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.
Upon the occurrence and during the continuance of any one or more of the Events of Default, all obligations under the Purchase Agreement, as evidenced by this Note, shall become, or may be declared to be, immediately due and payable, all as provided in the Purchase Agreement.
All parties now and hereafter liable with respect to this Note, whether as maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
Unless otherwise defined herein, capitalized terms used herein but not shall have the meanings given to them in the Purchase Agreement.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE PURCHASE AGREEMENT, THIS NOTE MAY NOT BE

TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE PURCHASE AGREEMENT.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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IN WITNESS WHEREOF, the Company has caused this Note to be executed as of the date first above written.

Evofem Biosciences, Inc.,
a Delaware corporation
By:
Name: Title:

[SIGNATURE PAGE TO CONVERTIBLE NOTE]

Exhibit A
CONVERSION NOTICE
To convert only part of this Note, state the principal amount to be converted:
$______________
The Equity Interest issuable on conversion of this Note shall be delivered to the following DWAC Account Number or a physical certificate shall be delivered to the Holder in accordance with the following delivery instructions:

Check One:     [ ] DWAC Delivery     [ ] Book Entry [ ] Physical Certificate Delivery

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If you want the stock certificate representing the Equity Interests issuable upon conversion made out in another person’s name, fill in the form below:

(Insert other person’s soc. sec. or tax I.D. no.)

(Print or type other person’s name, address and zip code)

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date: